SMITH BARNEY SERIES FUND -
EMERGING GROWTH PORTFOLIO

Supplement to Prospectus dated April 29, 1996



	Van Kampen American Capital Asset Management, Inc., the investment adviser of the Emerging Growth Portfolio, is an indirect subsidiary of Morgan Stanley Group Inc. On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Asset Management, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

	Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management.


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Dated: February 20, 1997

FD